UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 12, 2012

ORBITZ WORLDWIDE, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-33599	20-5337455
(Commission File Number)	(I.R.S. Employer Identification No.)
500 W. Madison Street, Suite 1000, Chicago, Illinois	60661
(Address of Principal Executive Offices)	(Zip Code)

(312) 894-5000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendments to 2007 Equity and Incentive Plan

At the Company's Annual Meeting of Shareholders held on June 12, 2012 (the “Annual Meeting”), the Company's shareholders, upon recommendation of the Board of Directors, approved amendments to the 2007 Equity and Incentive Plan (the “Equity and Incentive Plan”) to, among other things, (i) increase the number of shares reserved for issuance under the Equity and Incentive Plan by 3,000,000 shares, (ii) increase the number of available performance goals to include room nights and (iii) delete a liberal share recycling provision.

A brief summary of the Equity and Incentive Plan was included as part of Proposal 2 in the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 27, 2012. The foregoing description is qualified in its entirety by reference to the Equity and Incentive Plan, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Amendment and Restatement of Performance-Based Annual Incentive Plan

At the Company's Annual Meeting, the Company's shareholders, upon recommendation of the Board of Directors, approved the amendment and restatement of the Performance-Based Annual Incentive Plan (“Annual Incentive Plan”).

A brief summary of the Annual Incentive Plan was included as part of Proposal 3 in the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 27, 2012. The foregoing description is qualified in its entirety by reference to the Annual Incentive Plan, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on June 12, 2012. As of April 16, 2012, the Company's record date for the Annual Meeting, there were a total of 103,981,044 shares of common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 101,350,524 shares of common stock were represented in person or by proxy and, therefore, a quorum was present. The Company's shareholders voted on five proposals and cast their votes as follows:

Proposal 1: To elect three director nominees to the Company's Board of Directors to serve for terms of three years:

Director	For	Withhold	Broker Non-Votes
Martin J. Brand	84,589,292	7,282,332	9,480,774
Kenneth S. Esterow	86,358,380	5,513,244	9,480,774
Barney Harford	86,479,885	5,391,739	9,480,774

Based on the votes set forth above, the director nominees were duly elected.

Proposal 2: To approve amendments to the Orbitz Worldwide, Inc. 2007 Equity Incentive Plan to (i) increase the number of shares reserved for issuance by 3,000,000 shares, (ii) increase the number of available performance goals to include room nights and (iii) delete a liberal share recycling provision:

For	Against	Abstain	Broker Non-Votes
85,490,359	6,380,000	1,265	9,480,774

Based on the votes set forth above, the amendments to the Orbitz Worldwide, Inc. 2007 Equity and Incentive Plan were approved.

Proposal 3: To approve the amendment and restatement of the Orbitz Worldwide, Inc. Performance-Based Annual Incentive Plan:

For	Against	Abstain	Broker Non-Votes
91,385,790	481,172	4,662	9,480,774

Based on the votes set forth above, the amendment and the restatement of the Performance-Based Annual Incentive Plan was approved.

Proposal 4: To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2012:

For	Against	Abstain	Broker Non-Votes
94,796,328	188,520	6,367,550	0

Based on the votes set forth above, the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2012 was duly ratified.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Orbitz Worldwide, Inc. 2007 Equity and Incentive Plan, as amended and restated, effective June 12, 2012
10.2	Orbitz Worldwide, Inc. Performance-Based Annual Incentive Plan, as amended and restated, effective June 12, 2012

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBITZ WORLDWIDE, INC.

Dated:	6/15/2012	By:	/s/ Alice L. Geene
			Name:	Alice L. Geene
			Title:	Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Orbitz Worldwide, Inc. 2007 Equity and Incentive Plan, as amended and restated, effective June 12, 2012
10.2	Orbitz Worldwide, Inc. Performance-Based Annual Incentive Plan, as amended and restated, effective June 12, 2012